OMNIBUS AMENDMENT AND WAIVER

This Omnibus Amendment and Waiver (this “Amendment”), dated January 8, 2008, by and between Windswept Environmental Group, Inc., a Delaware corporation (the “Company”), Laurus Master Fund, Ltd., a Cayman Islands company (“Laurus”), Valens Offshore SPV I, Ltd., a Cayman Islands company (“VOFSPVI”), Valens U.S. SPV I, LLC, a Delaware limited liability company (“VUSSPVI” and together with Laurus and VOFSPVI, the “Holders” and each, a “Holder”) and LV Administrative Services, Inc. as agent (the “Agent”) for the benefit of each of the Holders, amends (i) that certain Secured Convertible Term Note, dated as of June 30, 2005, issued by the Company in favor of Laurus, as amended and restated as of July 13, 2005, as further amended and restated as of September 8, 2005, as further amended and restated as of October 6, 2005, and as further amended and restated as of September 29, 2006 and subsequently assigned in part by Laurus to VOFSPVI and VUSSPVI (as amended and restated, further amended, modified or supplemented from time to time, the “September 2006 Convertible Note”) and (ii) that certain Secured Term Note, dated as of January 12, 2007, issued by the Company in favor of Laurus, as amended and restated as of April 17, 2007, and as further amended and restated as of July 17, 2007 (as amended and restated, further amended, modified, or supplemented from time to time, the “July 2007 Term Note”). Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in each of the September 2006 Convertible Note and July 2007 Term Note, as applicable. Reference is also made to the Securities Purchase Agreement, dated as of June 30, 2005 by and between the Company and Laurus (as amended, modified or supplemented from time to time, the “Purchase Agreement”) and the Reaffirmation and Ratification Agreement dated as of January 12, 2007 by and between the Company and Laurus (as amended, modified or supplemented from time to time, the “Reaffirmation Agreement” and together with the Purchase Agreement, the September 2006 Convertible Note, the July 2007 Term Note, and the Related Agreements as defined in the Purchase Agreement, the “Loan Documents”).

PREAMBLE

WHEREAS, the Company and Holders, as applicable, have agreed to make certain changes to the September 2006 Convertible Note and July 2007 Term Note as set forth herein; and

WHEREAS, the Company has agreed to make certain payments as set forth herein.

NOW, THEREFORE, in consideration of the above, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

Waiver and Amendment

1. The parties hereby acknowledge that certain principal and/or interest payments previously due under the terms of the September 2006 Convertible Note have been waived and deferred (all such amounts the “Prior Deferred Amounts”). Each Holder hereby further consents to the deferral of payment of the Monthly Amounts under the September 2006 Convertible Note otherwise due on January 7, 2008 and February 1, 2008 (the “Deferred Amounts”). Notwithstanding the foregoing, the Company hereby covenants and agrees that the Prior Deferred Amounts and the Deferred Amounts shall be payable in full on the earlier to occur of the Maturity Date and the date upon which all obligations arising under the Loan Documents have been paid in full. For the avoidance of doubt, from and after March 1, 2008, regularly scheduled amortizing Monthly Amounts required pursuant to the terms of the September 2006 Convertible Note will be due and payable per the terms and on the date set forth in the September 2006 Convertible Note.

2. The definition of the “Maturity Date” appearing in the July 2007 Term Note is hereby amended and extended to “June 30, 2009”.

Miscellaneous

3. In consideration of the foregoing, the Company hereby agrees that, on the earlier to occur of the Maturity Date and the date upon which all obligations arising under the Loan Documents have been paid in full, the Company shall pay (i) $140,085.33 in cash to Agent (the “Holder Payment”) which Holder Payment shall be distributed by Agent to each Holder as follows:

$7,435.70 to VOFSPVI (the “VOF Payment”)
$5,466.13 to VUSSPVI (the “VUS Payment”)
$127,183.50 to Laurus (the “Laurus Payment”)

and (ii) $9,916.67 in cash to Laurus Capital Management, LLC (“LCM”) (the “LCM Payment”), in each case in addition to all other obligations arising under the Loan Documents.

In respect of the Laurus Payment only, Laurus and the Company hereby agree that the fair market value of the Laurus Payment (as reasonably determined by the parties) received in consideration of the amendments to the September 2006 Convertible Note made hereunder is hereby designated as interest and, accordingly, shall be treated, on a pro rata basis, as a reduction of the remaining stated Principal Amount (which reduced Principal Amount shall be treated as the issue price) of the September 2006 Convertible Note for U.S. federal income tax purposes under and pursuant to Treasury Regulation Sections 1.1001-3(e)(2)(iii), 1.1273-2(g)(2)(ii) and 1.1274-2(b)(1). The parties further agree to file all applicable tax returns in accordance with such characterization and shall not take a position on any tax return or in any judicial or administrative proceeding that is inconsistent with such characterization. Notwithstanding the foregoing, nothing contained in this paragraph shall or shall be deemed to modify or impair in any manner whatsoever the Company’s obligations from time to time owing to Laurus under the Loan Documents.

The LCM Payment is a non-refundable payment, which payment is intended to defray certain of LCM’s due diligence, legal and other expenses incurred in connection with this Agreement and all related matters.

4. The waiver and amendments set forth above shall be effective as of the date first above written (the “Amendment Effective Date”) on the date when each of the Company, the Holders and the Agent shall have duly executed this Amendment and the Company shall have delivered to the Agent its respective counterpart to this Amendment.

5. Except as specifically set forth in this Amendment, there are no other amendments, modifications or waivers to the Loan Documents, and all other forms, terms and provisions of the Loan Documents remain in full force and effect.

6. The Company hereby represents and warrants to the Holders that except as set forth on Exhibit A, upon execution and effectiveness of this Amendment, (i) after giving effect to this Amendment, no Event of Default (as defined in the Loan Documents) exists on the date hereof, (ii) on the date hereof, after giving effect to this Amendment, all representations and warranties made by the Company in connection with the Loan Documents, as amended, modified or supplemented, are true, correct and complete and (iii) on the date hereof, after giving effect to this Amendment, all of the Company’s and its Subsidiaries’ covenant requirements have been met.

7. This Amendment shall be binding upon the parties hereto and their respective successors and permitted assigns and shall inure to the benefit of and be enforceable by each of the parties hereto and their respective successors and permitted assigns. THIS AMENDMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK. This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument.

[signature page follows]

IN WITNESS WHEREOF, each of the parties hereto has executed this Amendment or has caused this Amendment to be executed on its behalf by a representative duly authorized, all as of the date first above set forth.

COMPANY:		HOLDERS:

Windswept Environmental Group, Inc.		Laurus Master Fund, Ltd. By: Laurus Capital Management, LLC, its investment manager

By:	/s/ Michael O’Reilly	By:	/s/ Scott Bluestein
Name:	Michael O’Reilly	Name:	Scott Bluestein
Title:	President & CEO	Title:	Authorized Signatory

Valens Offshore SPV I, Ltd. By: Valens Capital Management, LLC, its investment manager

By:	/s/ Scott Bluestein
Name:	Scott Bluestein
Title:	Authorized Signatory

Valens U.S. SPV I, LLC By: Valens Capital Management, LLC, its investment manager

By:	/s/ Scott Bluestein
Name:	Scott Bluestein
Title:	Authorized Signatory

AGENT:

LV Administrative Service, Inc. as Agent
By:	/s/ Scott Bluestein
Name:	Scott Bluestein
Title:	Authorized Signatory

AGREED AND ACKNOWLEDGED:

TRADE-WINDS ENVIRONMENTAL
RESTORATION INC.

By:	/s/ Michael O’Reilly
Name:	Michael O’Reilly
Title:	President & CEO

NORTH ATLANTIC LABORATORIES, INC.

By:	/s/ Michael O’Reilly
Name:	Michael O’Reilly
Title:	President & CEO

ENVIRONMENTAL RESTORATION, INC.

By:	/s/ Michael O’Reilly
Name:	Michael O’Reilly
Title:	President & CEO

RESTORENET, INC.

By:	/s/ Michael O’Reilly
Name:	Michael O’Reilly
Title:	President & CEO